EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Dec-05                                                             31-Dec-05

Distribution Date:       BMW Vehicle Owner Trust 2003-A                Period #
25-Jan-06                ------------------------------                      33

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Balances
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
                                                                                      Initial            Period End
     Receivables                                                               $1,643,640,298          $282,911,377
     Reserve Account                                                              $12,327,302            $8,218,201
     Yield Supplement Overcollateralization                                        $9,034,825            $1,586,004
     Class A-1 Notes                                                             $380,000,000                    $0
     Class A-2 Notes                                                             $455,000,000                    $0
     Class A-3 Notes                                                             $470,000,000                    $0
     Class A-4 Notes                                                             $296,913,000          $248,632,901
     Class B Notes                                                                $32,692,000           $32,692,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $304,912,651
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                      $14,079,112
             Receipts of Pre-Paid Principal                                        $7,582,961
             Liquidation Proceeds                                                    $207,594
             Principal Balance Allocable to Gross Charge-offs                        $131,606
         Total Receipts of Principal                                              $22,001,273

         Interest Distribution Amount
             Receipts of Interest                                                  $1,322,129
             Servicer Advances                                                             $0
             Reimbursement of Previous Servicer Advances                             ($30,457)
             Accrued Interest on Purchased Receivables                                     $0
             Recoveries                                                               $22,974
             Net Investment Earnings                                                  $25,154
         Total Receipts of Interest                                                $1,339,800

         Release from Reserve Account                                                      $0

     Total Distribution Amount                                                    $23,209,467

     Ending Receivables Outstanding                                              $282,911,377

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                         $112,650
     Current Period Servicer Advance                                                       $0
     Current Reimbursement of Previous Servicer Advance                              ($30,457)
     Ending Period Unreimbursed Previous Servicer Advances                            $82,193

Collection Account
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     Deposits to Collection Account                                               $23,209,467
     Withdrawals from Collection Account
         Servicing Fees                                                              $254,094
         Class A Noteholder Interest Distribution                                    $570,299
         First Priority Principal Distribution                                             $0
         Class B Noteholder Interest Distribution                                     $79,823
         Regular Principal Distribution                                           $21,864,720
         Reserve Account Deposit                                                           $0
         Unpaid Trustee Fees                                                               $0
         Excess Funds Released to Depositor                                          $440,531
     Total Distributions from Collection Account                                  $23,209,467


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Excess Funds Released to the Depositor
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         Release from Reserve Account                                                      $0
         Release from Collection Account                                             $440,531
     Total Excess Funds Released to the Depositor                                    $440,531

Note Distribution Account
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     Amount Deposited from the Collection Account                     $22,514,842
     Amount Deposited from the Reserve Account                                 $0
     Amount Paid to Noteholders                                       $22,514,842

Distributions
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     Monthly Principal Distributable Amount                       Current Payment        Ending Balance   Per $1,000       Factor
     Class A-1 Notes                                                           $0                    $0        $0.00        0.00%
     Class A-2 Notes                                                           $0                    $0        $0.00        0.00%
     Class A-3 Notes                                                           $0                    $0        $0.00        0.00%
     Class A-4 Notes                                                  $21,864,720          $248,632,901       $73.64       83.74%
     Class B Notes                                                             $0           $32,692,000        $0.00      100.00%

     Interest Distributable Amount                                Current Payment            Per $1,000
     Class A-1 Notes                                                           $0                 $0.00
     Class A-2 Notes                                                           $0                 $0.00
     Class A-3 Notes                                                           $0                 $0.00
     Class A-4 Notes                                                     $570,299                 $1.92
     Class B Notes                                                        $79,823                 $2.44



Carryover Shortfalls
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                                                                           Prior
                                                                      Period Carryover       Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                    $0                    $0           $0
     Class A-2 Interest Carryover Shortfall                                    $0                    $0           $0
     Class A-3 Interest Carryover Shortfall                                    $0                    $0           $0
     Class A-4 Interest Carryover Shortfall                                    $0                    $0           $0
     Class B Interest Carryover Shortfall                                      $0                    $0           $0


Receivables Data
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                                                                 Beginning Period           Ending Period
     Number of Contracts                                                   28,268                27,351
     Weighted Average Remaining Term                                        22.61                 21.67
     Weighted Average Annual Percentage Rate                                5.13%                 5.12%

     Delinquencies Aging Profile End of Period                      Dollar Amount            Percentage
         Current                                                     $246,660,312                87.19%
         1-29 days                                                    $27,816,645                 9.83%
         30-59 days                                                    $5,843,577                 2.07%
         60-89 days                                                    $1,372,600                 0.49%
         90-119 days                                                     $331,987                 0.12%
         120+ days                                                       $886,256                 0.31%
         Total                                                       $282,911,377               100.00%
         Delinquent Receivables +30 days past due                      $8,434,420                 2.98%


     Write-offs
         Gross Principal Write-Offs for Current Period                   $131,606
         Recoveries for Current Period                                    $22,974
         Net Write-Offs for Current Period                               $108,632

         Cumulative Realized Losses                                    $7,802,423


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     Repossessions                                                  Dollar Amount                 Units
         Beginning Period Repossessed Receivables Balance                $651,515                    42
         Ending Period Repossessed Receivables Balance                   $611,625                    40
         Principal Balance of 90+ Day Repossessed Vehicles               $151,565                     9

Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                  $1,722,557
     Beginning Period Amount                                           $1,722,557
     Ending Period Required Amount                                     $1,586,004
     Current Period Release                                              $136,553
     Ending Period Amount                                              $1,586,004
     Next Distribution Date Required Amount                            $1,455,174

Reserve Account
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     Beginning Period Required Amount                                  $8,218,201
     Beginning Period Amount                                           $8,218,201
     Net Investment Earnings                                              $25,154
     Current Period Deposit                                                    $0
     Current Period Release to Collection Account                              $0
     Current Period Release to Depositor                                       $0
     Ending Period Required Amount                                     $8,218,201
     Ending Period Amount                                              $8,218,201
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